UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

May 12, 2020

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

175 West Jackson Boulevard

Chicago, Illinois 60604

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Exchange of which registered
Common stock, par value $0.00001 per share	ENVA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Enova International, Inc. (“Enova” or the “Company”) was held on May 12, 2020.  There were 31,502,374 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, of which 29,195,481 shares were present in person or by proxy. The stockholders elected Ellen Carnahan, Daniel R. Feehan, David Fisher, William M. Goodyear, James A. Gray, Gregg A. Kaplan, Mark P. McGowan, and Mark A. Tebbe as directors; approved, on a non-binding advisory basis, the Company’s named executive officers’ compensation; and ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020.

The following is a summary of the voting results for the matters voted upon by the stockholders during the Annual Meeting:

Proposal No. 1 - Election of eight members of the Company’s Board of Directors for a one-year term to expire at the 2021 Annual Meeting of Stockholders.

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Ellen Carnahan	25,001,725	834,782	3,348,323
Daniel R. Feehan	21,027,102	4,809,542	3,348,323
David Fisher	24,968,898	870,438	3,348,323
William M. Goodyear	24,936,446	899,781	3,348,323
James A. Gray	24,553,818	1,269,499	3,348,323
Gregg A. Kaplan	24,875,961	960,390	3,348,323
Mark P. McGowan	24,945,109	891,332	3,348,323
Mark A. Tebbe	24,860,118	963,099	3,348,323

Proposal No. 2 - A non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,899,199	924,374	23,585	3,348,323

Proposal No. 3 - Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions
28,897,649	226,910	70,922

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: May 13, 2020	By:	/s/ Sean Rahilly
Sean Rahilly
General Counsel & Secretary